UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2004

SIGMA-ALDRICH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Spruce Street St. Louis, Missouri	63103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(314) 771-5765

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 21, 2004, Sigma-Aldrich issued a press release announcing its third quarter and first nine months financial and operating results for the periods ended September 30, 2004. This press release is furnished as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On October 21, 2004, the Registrant issued a press release regarding the financial outlook for the third quarter ending September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release issued October 21, 2004 - SIGMA-ALDRICH (NASDAQ: SIAL) REPORTS 22.7% INCREASE IN Q3 DILUTED EPS; REAFFIRMS 2004 EPS FORECAST. ACQUISITIONS BOOST SALES GROWTH.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2004

SIGMA-ALDRICH CORPORATION

By:	/s/ Karen Miller
Karen Miller, Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued October 21, 2004 - SIGMA-ALDRICH (NASDAQ: SIAL) REPORTS 22.7% INCREASE IN Q3 DILUTED EPS; REAFFIRMS 2004 EPS FORECAST. ACQUISITIONS BOOST SALES GROWTH.

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